UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

REPAY HOLDINGS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38531	98-1496050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Peachtree Road NW Suite 1100
Atlanta, Georgia		30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 404 504-7472

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Repay Holdings Corporation (the “Company”) held its annual meeting of the stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of the Company’s board of directors’ solicitation. At the Annual Meeting, the Company’s stockholders considered three proposals disclosed in the Company’s Proxy Statement. The final voting results were as follows:

Proposal 1: Election of Directors for Terms Expiring at the 2026 Annual Meeting of Stockholders.

	Shares Voted For	Shares Withheld	Broker Non-Votes
Shaler Alias	70,172,075	724,518	14,721,669
Paul R. Garcia	70,200,122	696,471	14,721,669
Maryann Goebel	69,145,818	1,750,775	14,721,669
Robert H. Hartheimer	66,756,174	4,140,419	14,721,669
Peter J. Kight	65,878,898	5,017,695	14,721,669
John Morris	70,143,171	753,422	14,721,669
Emnet Rios	69,132,389	1,764,204	14,721,669
Richard E. Thornburgh	68,026,868	2,869,725	14,721,669

As a result, each nominee was elected to serve as a director for a term expiring at the 2026 annual meeting of stockholders.

Proposal 2: Advisory Vote on Executive Compensation.

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
51,553,455	19,307,461	35,677	14,721,669

As a result, the Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 3: Ratification of the Audit Committee’s Appointment of Grant Thornton, LLP as the Independent Registered Public Accountant.

Shares Voted For	Shares Voted Against	Abstained
85,077,213	520,345	20,704

As a result, the Company’s stockholders ratified the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Date:	June 13, 2025	By:	/s/ Tyler B. Dempsey
Tyler B. Dempsey General Counsel and Corporate Secretary